UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2001

                        I.A. EUROPE, INC.
     (Exact name of registrant as specified in its charter)


     Delaware                               52-2327637
 ---------------                         -------------------
State of Incorporation                   IRS Employer ID No.

14 Wall Street - 20th Floor
New York, New York                             10005
-------------------------------            --------------
Address of Principal Executive Offices        Zip Code

Registrant's Telephone Number     (212) 618-1801


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Item 4.  CHANGES IN ACCOUNTANTS

Pursuant to Item 304 of Regulation S-B the registrants states:

(a) (1)   On August 1, 2001, the Registrant changed accountants
from Stark Tinter & Associates, LLC to Cornick Garber & Sandler, located at 630 Third Avenue, New York, New York.

     (i)  The Company decided not to reappoint Stark Tinter &
Associates as its independent accountant;

     (ii) The financial statements reported on by Stark Tinter were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and the interim period through August 1, 2001;

     (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

     (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and the interim period through August 1, 2001.

          (B)  Not applicable;

          (C)  Not applicable;

          (D)  Not applicable; and

          (E)  Not applicable.

     (2)  On August 1, 2001, the Registrant engaged Cornick
Garber & Sandler, as its independent accountants.

          (i)  The Registrant did not consult with Cornick Garber
& Sandler, its new independent accountants, regarding any matter prior to its engagement; and

          (ii) Not applicable.

     (3)  The Registrant has provided to Stark Tinter &
Associates, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Stark Tinter & Associates, addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of business acquired.

          Not Applicable

     (b) Pro Forma financial information.

          Not Applicable

     (c) Index to Exhibits.


   Exhibit Number        Description

       (16)              Letter from Stark Tinter pursuant to
                         Item 304(a)(3) of Regulation S-B



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2001

I.A. EUROPE, INC.

/s/ Victor Minca
-----------------------
By: Victor Minca
Chief Executive Officer